BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Tax Managed International Equity Fund

(the “Fund”)

Supplement dated August 9, 2022

to the Summary Prospectus dated May 11, 2022

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Maxim Skorniakov and Fraser Fox are added as portfolio managers of the portion of the assets of the Fund managed by Walter Scott & Partners Limited (“Walter Scott’s Allocated Portion of the Fund”). Jane Henderson, Charles Macquaker and Roy Leckie continue to serve as portfolio managers of Walter Scott’s Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “Walter Scott” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with Walter Scott	Length of Service to the Fund
Jane Henderson	Managing Director	Since Inception
Charles Macquaker	Executive Director-Investment	Since Inception
Roy Leckie	Executive Director-Investment and Client Service	Since Inception
Maxim Skorniakov	Investment Manager	Since August 2022
Fraser Fox	Investment Manager	Since August 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE